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Exhibit 99.1

CERTIFICATE OF OWNERSHIP
MERGING
CCB NEWCO (California Corporation)(File No. C2275097)
INTO
CALIFORNIA COMMUNITY BANCSHARES, INC. (Delaware Corporation)
(PURSUANT TO SECTION 253 OF THE GENERAL
CORPORATION LAW OF DELAWARE AND SECTION 1110
OF THE GENERAL CORPORATION LAW OF CALIFORNIA)

    Pursuant to the provisions of the General Corporation Law of the State of Delaware and the State of California, J. Thomas Byrom does hereby certify that he is both the President and Secretary of CCB Newco, a corporation incorporated under the laws of the State of California, and further certifies:

1. This Corporation was incorporated on the 9th day of November, 2001, pursuant to the General Corporation Law of California, the provisions of which permit the merger of a parent corporation organized and existing under the laws of said State into a subsidiary corporation organized under the laws of another state to the extent such other state's general corporation law permits such a merger.

2. This Corporation owns at least 90 percent of the outstanding shares of each class of stock of California Community Bancshares, Inc., a corporation incorporated on the 3rd day of September 1999, under the laws of the State of Delaware ("CCB").

3. The Board of Directors of this Corporation, by the following resolutions, duly adopted by the unanimous written consent of the members thereof on December 14, 2001, determined to, and effective as prescribed by law, shall merge itself into CCB, with CCB being the surviving corporation, which resolution is in the following words:

    WHEREAS, this Corporation is the legal and beneficial owner of at least ninety percent (90%) of the outstanding shares of California Community Bancshares, Inc., a Delaware corporation ("CCB"); and

    WHEREAS, this Corporation desires to merge itself into CCB pursuant to the provisions of Section 253 of the Delaware General Corporation Law and Section 1110 of the California General Corporation Law, with CCB being the surviving corporation and this Corporation disappearing;

    NOW, THEREFORE, BE IT RESOLVED, that effective as prescribed by law (but subject to the approval of the sole stockholder of this Corporation) this Corporation be merged into CCB (with CCB being the surviving corporation), which will assume all of the liabilities and obligations of this Corporation;

    FURTHER RESOLVED, that the terms and conditions of the merger are as follows:

    Upon the proposed merger becoming effective, each outstanding share of CCB stock held of record by stockholders other than this Corporation shall cease to be outstanding, and such stockholders of record shall be entitled to receive from CCB, as the surviving corporation in the merger, the sum of Four Dollars and Fifty Cents ($4.50), in cash for each such share upon surrender to Wells Fargo Shareowner Services, which is hereby appointed paying agent for such purpose, of their certificates formerly representing ownership of CCB stock, each outstanding share of CCB stock owned of record by the Corporation shall cease to be outstanding, without any payment being made in respect thereof; and each share stock of this Corporation shall be converted into one (1) share of common stock of CCB, certificates for which shall be issued to the sole stockholder of this Corporation upon surrender to CCB of such stockholder's certificates formerly representing such shares of stock of this Corporation;

    FURTHER RESOLVED, that the proposed merger be submitted to the sole stockholder of this Corporation for its approval, and upon receiving the written consent of such stockholder the proposed merger shall be approved; and

    FURTHER RESOLVED, that CCB shall cause notice to be provided to each stockholder of record of said merger at least 20 days prior to the effective date of the merger;

    FURTHER RESOLVED, that the president and secretary of this Corporation be, and they hereby are directed to make and execute a Certificate Ownership setting forth a copy of these resolutions providing for the merger of this Corporation into CCB, and the date of adoption hereof and to cause the same to be filed in the office of the Delaware Secretary of State, and in the office of the California Secretary of State;

    FURTHER RESOLVED, that the officer of this Corporation be and he hereby is authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents, whether within or without the State of Delaware, which shall be or becomes necessary, proper or convenient to carryout or put into effect any of the provisions of the merger as herein provided, including any such filings, as deemed necessary by the officer and counsel.

4. The entire foregoing resolution of merger has been approved by the unanimous consent of the Board of Directors of CCB.

5. The merger has been adopted, approved, certified, executed and acknowledged by the holder of all of the outstanding stock of this Corporation entitled to vote thereof by unanimous written consent in accordance with Section 603(a) of the California Corporations Code.

[SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, this Certificate of Ownership has been executed as of the 14th day of December, 2001.

/s/ J. THOMAS BYROM J. Thomas Byrom, President
/s/ J. THOMAS BYROM J. Thomas Byrom, Secretary

    The undersigned, J. Thomas Byrom, being both President and Secretary of California Community Bancshares, Inc., declares under penalty of perjury under the laws of the State of Delaware that he signed the foregoing certificate in the official capacity set forth beneath his signature, and that the statements set forth in this Certificate of Ownership are true of his own knowledge.

    The undersigned, J. Thomas Byrom, being both President and Secretary of California Community Bancshares, Inc., declares under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of his own knowledge.

/s/ J. THOMAS BYROM J. Thomas Byrom, President
/s/ J. THOMAS BYROM J. Thomas Byrom, Secretary

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Exhibit 99.1
CERTIFICATE OF OWNERSHIP MERGING CCB NEWCO (California Corporation)(File No. C2275097) INTO CALIFORNIA COMMUNITY BANCSHARES, INC. (Delaware Corporation) (PURSUANT TO SECTION 253 OF THE GENERAL CORPORATION LAW OF DELAWARE AND SECTION 1110 OF THE GENERAL CORPORATION LAW OF CALIFORNIA)